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                                                                       EXHIBIT 1

                             ST. PAUL CAPITAL L.L.C.
               -% CONVERTIBLE MONTHLY INCOME PREFERRED SECURITIES
                    (LIQUIDATION PREFERENCE $50 PER SECURITY)
                                  GUARANTEED BY


                          THE ST. PAUL COMPANIES, INC.

                              _____________________

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                         -, 1995

Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.,
As representatives of the several Underwriters
 named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     St. Paul Capital L.L.C., a limited liability company formed under the laws of Delaware (the "Company"), and The St. Paul Companies, Inc., a Minnesota corporation, as guarantor and provider of certain backup obligations (the "Guarantor"), propose, subject to the terms and conditions stated herein, that the Company issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of - (the "Firm Shares") of the Company's -% Convertible Monthly Income Preferred Securities (liquidation preference $50 per security) representing preferred limited liability company interests in the Company (the "Preferred Securities") and, at the election of the Underwriters, up to - additional Preferred Securities (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to
Section 2 hereof being hereinafter referred to collectively as the "Shares"). The Preferred Securities are guaranteed as to the payment of dividends, if, as and when declared, and as to payments on liquidation or redemption (the Preferred Securities and the Guarantee (as defined below) being referred to collectively as the "Securities") by the Guarantor pursuant to and to the extent set forth in a Guarantee Agreement, to be dated as of -, 1995 (the "Guarantee"). The Preferred Securities are exchangeable, under certain circumstances, for -% Convertible Subordinated Debentures of the Guarantor (the "Subordinated Debentures") entitled to the benefits of an indenture, to be dated as of -, 1995 (in the form filed as an exhibit to the Registration Statement referred to below, the "Indenture"), among the Company, the Guarantor and The Chase Manhattan Bank (National Association), as trustee (the "Trustee"), which Subordinated Debentures will be convertible into shares of Common Stock, without par value (the "Guarantor Common Stock"), of the Guarantor or exchangeable for depositary shares (the "Depositary Shares"), each representing a one hundredth (1/100th) interest in a share of Series C Cumulative Convertible Preferred Stock, without par value (liquidation preference $5000 per share)
(the "Guarantor Preferred Stock"), of the Guarantor. The Guarantor Preferred Stock shall be deposited by the Guarantor, immediately following its issuance, with The Chase


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Manhattan Bank (National Association), as depositary (in such capacity, the
"Depositary"), against delivery of Depositary Shares evidenced by depositary receipts (the "Depositary Receipts") to be issued by the Depositary under a Deposit Agreement, to be dated as of -, 1995 (the "Deposit Agreement"), among the Guarantor, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. Unless the context otherwise requires, references herein to the "Depositary Shares" shall include the Depositary Receipts evidencing such Depositary Shares.

     The Company is managed by the Guarantor and St. Paul Capital Holdings, Inc., a Delaware corporation ("St. Paul Holdings"), in their capacity as the members (the "Managing Members") of the Company that hold all of the common limited liability company interests (the "Common Securities") of the Company.

     1. Each of the Company and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 33-58491) in respect of the Shares, the Guarantee, the Subordinated Debentures, the Guarantor Common Stock, the Guarantor Preferred Stock and the Depositary Shares (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and delivered to you; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act being hereinafter referred to as a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter collectively referred to as the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter referred to as the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to

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     any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (e) Neither the Company, the Guarantor nor any of the Guarantor's subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any direct loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company or the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Guarantor and its subsidiaries taken as a whole (other than changes in the capital stock resulting from the exercise of stock options, the issuance of deferred stock awards, the issuance of restricted shares under the Guarantor's stock option or other benefit or incentive plans maintained for its officers, directors or employees or the conversion of shares of the Guarantor's Series B Convertible Preferred Stock) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or members' capital of the Company or the general affairs, management, financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each of the Guarantor's principal subsidiaries (hereinafter called "Principal Subsidiaries"), namely St. Paul Fire and Marine Insurance Company and The John Nuveen Company, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification;

          (g) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable; all of the issued shares of capital stock of St. Paul Fire and Marine Insurance Company and approximately 77% of the issued shares of capital stock of The John Nuveen Company have been duly authorized and validly issued, are fully paid and

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     non-assessable and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

          (h) St. Paul Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; all of the issued shares of capital stock of St. Paul Holdings have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims; St. Paul Holdings has conducted and will conduct no business other than in its capacity as a Managing Member; St. Paul Holdings will not be a party to or bound by any agreement or instrument other than the Amended and Restated Limited Liability Company Agreement, to be dated as of -, 1995, of the Company (in the form filed as an exhibit to the Registration Statement, the "L.L.C. Agreement"); St. Paul Holdings has no liabilities or obligations other than as described in the Prospectus; and St. Paul Holdings is not a party to or subject to any action, suit or proceeding of any nature;

          (i) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware; all of the issued Common Securities of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims; the Company has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Company is not a party to or bound by any agreement or instrument other than the L.L.C. Agreement, this Agreement and the Indenture; the Company has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and described in the Prospectus; and the Company is not a party to or subject to any action, suit or proceeding of any nature;

          (j) The Shares have been duly authorized by the Managing Members and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable preferred limited liability company interests in the Company, as to which the members of the Company who hold such Shares (the "Preferred Securityholders"), in their capacity as members of the Company, will have no liability solely by reason of being Preferred Securityholders in excess of their share of the Company's assets and undistributed profits (subject to any obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it), except as described in the Prospectus; when so issued and delivered, the Shares will have the rights set forth in the L.L.C. Agreement, the terms of the Shares will be valid and binding on the Company and the Shares will conform to the descriptions thereof contained in the Prospectus; when so issued and delivered, the Shares will be convertible through a conversion agent acting on behalf of the holders of the Preferred Securities (the "Conversion Agent") into shares of Guarantor Common Stock and exchangeable through the Conversion Agent for Depositary Shares representing Guarantor Preferred Stock, such conversion and exchange effected in each case through an exchange through the Conversion Agent of Preferred Securities for all or a portion of the Subordinated Debentures theretofore held by the Company and the

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     immediate conversion or exchange thereof by the Conversion Agent into
     Guarantor Common Stock or Depositary Shares, as the case may be, all in accordance with the L.L.C. Agreement, the Indenture and the Deposit Agreement; the shares of Guarantor Common Stock initially issuable upon conversion of the Subordinated Debentures and the shares of Guarantor Preferred Stock initially issuable upon exchange of the Subordinated Debentures have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of the Subordinated Debentures, will be duly and validly issued, fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; the deposit of the Guarantor Preferred Stock with the Depositary upon issuance thereof has been duly authorized and when the Depositary Receipts are issued in accordance with the provisions of the Deposit Agreement, such Depositary Receipts will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement (subject in the case of the Deposit Agreement, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles) and the Depositary Shares will conform to the description thereof in the Prospectus; the terms of the Guarantor Preferred Stock are valid and binding on the Guarantor; and the holders of outstanding capital stock of the Guarantor are not entitled to preemptive or other rights afforded by the Guarantor to subscribe for the shares of Guarantor Common Stock or the shares of Guarantor Preferred Stock issuable upon conversion or exchange of the Shares;

          (k) The Guarantee, the Deposit Agreement and the Indenture (collectively, the "Guarantor Agreements") have each been duly authorized by the Guarantor and when validly executed and delivered by the Guarantor and, in the case of the Indenture, by the Company and the Trustee, and in the case of the Deposit Agreement, by the Depositary, will constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the L.L.C. Agreement has been duly authorized, executed and delivered by the Managing Members and constitutes a valid and legally binding agreement of the Managing Members, enforceable against the Managing Members by the Preferred Securityholders in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Subordinated Debentures are entitled to the benefits provided by the Indenture; the Indenture has been duly qualified under the Trust Indenture Act; and the Guarantor Agreements and the L.L.C. Agreement conform to the descriptions thereof in the Prospectus;

          (l) The Indenture has been duly authorized by the Company and, when validly executed and delivered by the Company, the Guarantor and the Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer,

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     reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (m) The issue and sale of the Shares by the Company, the purchase of the Subordinated Debentures by the Company, the exchange by the Company of Subordinated Debentures held by it for Preferred Securities in connection with the conversion or exchange of the Preferred Securities for Guarantor Common Stock or Guarantor Preferred Stock, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Formation of the Company or the L.L.C. Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares by the Company, the purchase of the Subordinated Debentures by the Company, the exchange by the Company of Subordinated Debentures held by it for Preferred Securities in connection with the conversion or exchange of such Preferred Securities for Guarantor Common Stock or Guarantor Preferred Stock or the consummation by the Company of the other transactions contemplated by this Agreement, except the registration under the Act of the Registered Securities, qualification of the Indenture under the Trust Indenture Act, registration of the Shares under the Exchange Act, the listing of the Shares on the New York Stock Exchange (the "Exchange") and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the purchase of the Shares and the distribution of the Shares by the Underwriters;

          (n) The issue and sale of the Shares by the Company, the issuance by Guarantor of the Guarantee, the issuance and sale by Guarantor of the Subordinated Debentures, the exchange by the Company of Subordinated Debentures held by it for Preferred Securities in connection with the conversion or exchange of the Preferred Securities for Guarantor Common Stock or Guarantor Preferred Stock, the issuance by Guarantor of the shares of Guarantor Common Stock issuable upon conversion of the Subordinated Debentures, the issuance by the Guarantor of the Guarantor Preferred Stock issuable upon exchange of the Subordinated Debentures and the deposit thereof with the Depositary, the compliance by the Company and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the L.L.C. Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the

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     property or assets of the Guarantor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Amended and Restated Articles of Incorporation or Bylaws of the Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance of the Guarantee, the issuance and sale of the Subordinated Debentures, the issuance of the shares of Guarantor Common Stock issuable upon conversion of the Subordinated Debentures and the issuance of the shares of Guarantor Preferred Stock issuable upon exchange of the Subordinated Debentures or the consummation by the Guarantor of the transactions contemplated by this Agreement or the Indenture or the Guarantee, except the registration under the Act of the Registered Securities, qualification of the Indenture under the Trust Indenture Act, registration of the shares under the Exchange Act, the listing of the Shares on the Exchange and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the purchase of the Shares and distribution of the Shares by the Underwriters;

          (o) None of the Company, the Guarantor nor any of the Guarantor's subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound;

          (p) The statements set forth in the Prospectus under the captions "Description of Securities Offered" and "Description of St. Paul Capital Stock", insofar as they purport to constitute a summary of the terms of the securities therein described, and, subject to the limitations set forth therein, under the caption "Certain Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (q) Other than as set forth in the Prospectus, and other than litigation (none of which is reasonably likely to be material) incidental to the kinds of business conducted by the Guarantor and its subsidiaries, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries, taken as a whole; and, to the best of the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (r) Neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Shares, neither the Company nor the Guarantor will be, an

     "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (s) None of the Company, the Guarantor or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (t) KPMG Peat Marwick LLP, which has certified certain financial statements of the Company and the Guarantor, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (u) Neither the Company nor the Guarantor has taken nor will it take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or the Guarantor to facilitate the sale or resale of any of the Securities.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per security of $-, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per security set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to - Optional Shares, at the purchase price per security set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Shares will be used by the Company to purchase the Subordinated Debentures of the Guarantor, the Guarantor hereby agrees to pay at each Time of Delivery (as defined in Section 4 hereof) to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $- per security for the Shares to be delivered hereunder at such Time of Delivery.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in New York Clearing House (next day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on
- -, 1995, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     At each Time of Delivery, the Guarantor will pay, or cause to be paid, the commission payable at such Time of Delivery to the Underwriters under Section 2 hereof by certified or official bank check or checks, payable to the order of Goldman, Sachs & Co. in New York Clearing House (next day) funds.

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, and the check or checks specified in subsection (a) above, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are generally authorized or obligated by law or executive order to close.

     5. Each of the Company and the Guarantor, jointly and severally, agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; in the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to
     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Registered Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Registered Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act;

          d) In the case of the Guarantor, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Guarantor, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date which is 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any preferred limited liability company interests in the Company, any shares of Guarantor Common Stock, any other shares of capital stock of the Guarantor, any other security convertible into or exercisable or exchangeable for Guarantor Common Stock or any capital stock or debt securities substantially similar to the Subordinated Debentures or any other securities substantially similar to the Shares, other than the Shares, shares of Guarantor Common Stock, Guarantor Preferred Stock or Depositary Shares issued or delivered upon conversion or exchange of the Subordinated Debentures, securities issued or delivered upon conversion, exchange, or exercise of any other securities of the Guarantor outstanding on the date of the Prospectus, securities issued pursuant to the Guarantor's stock option or other benefit or incentive plans maintained for its officers, directors or employees, securities issued by the Guarantor in connection with mergers, acquisitions or similar transactions, or Common Securities issued to the Managing Members in connection with the sale of the Optional Shares in order to maintain the Managing Members' 21% interest in the total capital of the Company, without your prior written consent;

          (f) To furnish to the Preferred Securityholders all other reports or communications (financial or other) furnished to holders of Guarantor Common Stock and, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Guarantor and its consolidated subsidiaries certified by independent public accountants);

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Guarantor Common Stock, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or the Guarantor is listed except reports filed pursuant to Section 16(b) of the Exchange Act; and (ii) such additional information concerning the business and financial condition of the Company or the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Guarantor and the Guarantor's subsidiaries are consolidated in reports furnished to its securityholders generally or to the Commission);

          (h) In the case of the Guarantor, to issue the Guarantee concurrently with the issue and sale of the Shares as contemplated herein;

          (i) To use the net proceeds received by it from the sale of the Shares and the Subordinated Debentures pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

          (j) To reserve and keep available at all times, free of preemptive rights, shares of Guarantor Common Stock and Guarantor Preferred Stock for the purpose of enabling the Guarantor to satisfy any obligations to issue shares of Guarantor Common Stock or Guarantor Preferred Stock upon conversion or exchange of the Subordinated Debentures.

     6. The Guarantor covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments, supplements and exhibits thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, the Indenture, the L.L.C. Agreement, the Guarantee, the Registered Securities, the Certificate of Designations relating to the Guarantor Preferred Stock, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Subordinated Debentures; (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) any fees charged by securities rating services for rating the Preferred Securities; (v) all fees and expenses in connection with listing any of the Registered Securities on the Exchange and the cost of registering the Shares under Section 12 of the Exchange Act; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vii) the cost of qualifying the Shares, the Guarantor Common Stock and the Guarantor Preferred Stock with

DTC; (viii) the cost of preparing certificates for the Shares, the Guarantor Common Stock and the Depositary Shares; (ix) the cost and charges of any transfer agent or registrar; (x) the cost and charges of the Depositary;
(xi) the costs and charges of the Conversion Agent; (xii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Subordinated Debentures; and (xiii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
     Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Guarantor and St. Paul Holdings and the formation of the Company; the validity of the Registered Securities being delivered at such Time of Delivery; the Registration Statement and the Prospectus and other related matters as you may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; PROVIDED, that in respect of certain matters of Delaware law, such counsel shall be entitled to rely upon an opinion or opinions of Richards, Layton & Finger, Wilmington, Delaware;

          (c) Andrew I. Douglass, Senior Vice President and General Counsel of the Guarantor, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Guarantor has an authorized share capital as set forth in the Prospectus and all of the issued shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable;

               (iii) The Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction other than that of its incorporation in which it owns or leases properties or conducts any business, so as to require such qualification (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, and, as to matters of fact, upon certificates of officers of the Guarantor, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (iv) Each of the Principal Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of St. Paul Fire and Marine Insurance Company and approximately 77% of the issued shares of capital stock of The John Nuveen Company have been duly authorized and validly issued, are fully paid and non-assessable, and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor or the Principal Subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (v) St. Paul Holdings has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; all of the issued shares of capital stock of St. Paul Holdings have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of such opinions upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor or St. Paul Holdings, provided that such counsel shall state that he believes that both you and he are justified in relying on such opinions and certificates); St. Paul Holdings is not a party to or bound by any agreement or instrument other than the L.L.C. Agreement; and, to the best of such counsel's knowledge, there are no legal or governmental proceedings to which St. Paul Holdings is a party or of which any property of St. Paul Holdings is the subject, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware; all of the issued Common Securities of the Company have been duly authorized and validly issued and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of such opinions upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor or the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates); the Company is not a party to or bound by any agreement or instrument other than the L.L.C. Agreement, this Agreement and the Indenture; and to the best of such counsel's knowledge, there are no legal or governmental proceedings to which the Company is a party or of which any property of the Company is the subject and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


               (vii) The Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable preferred limited liability company interests in the Company, as to which the Preferred Securityholders will have no liability solely by reason of being Preferred Securityholders in excess of their obligation to make certain payments provided for in the L.L.C. Agreement and their share of the Company's assets and undistributed profits (subject to the obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it), except as described in the Prospectus; when so issued and delivered, the Shares will have the rights set forth in the L.L.C. Agreement, the terms of the Shares will be valid and binding on the Company, and the Shares will conform to the descriptions thereof contained in the Prospectus; when so issued and delivered, the Shares will be convertible through the Conversion
          Agent into shares of Guarantor Common Stock and exchangeable through the Conversion Agent for Depositary Shares representing shares of Guarantor Preferred Stock, such conversion and exchange effected in each case through an initial exchange through the Conversion Agent of Preferred Securities for all or a portion of the Subordinated Debentures theretofore held by the Company and the immediate conversion or exchange thereof by the Conversion Agent into Guarantor Common Stock or Depositary Shares, as the case may be, all in accordance with the L.L.C. Agreement, the Indenture and the Deposit Agreement; the shares of Guarantor Common Stock initially issuable upon conversion of the Subordinated Debentures and the shares of Guarantor Preferred Stock initially issuable upon exchange of the Subordinated Debentures have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of the Indenture, will be duly and validly issued, fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; the deposit of the Guarantor Preferred Stock with the Depositary upon issuance thereof has been duly authorized and when the Depositary Receipts are issued in accordance with the provisions of the Deposit Agreement such Depositary Receipts will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement (subject in the case of the Deposit Agreement, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles) and the Depositary Shares will conform to the description thereof in the Prospectus; the terms of the Guarantor Preferred Stock are valid and binding on the Guarantor; and the holders of outstanding capital stock of the Guarantor are not entitled to preemptive or other rights afforded by the Guarantor to subscribe for the shares of Guarantor Common Stock or the shares of Guarantor Preferred Stock issuable upon conversion or exchange of the Shares;

               (viii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or proceedings (none of which is reasonably likely to be material) incident to the kinds of business conducted by the Guarantor and its subsidiaries, which, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (ix) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor;

               (x) The L.L.C. Agreement has been duly authorized, executed and delivered by the Managing Members and constitutes a valid and legally binding agreement of the Managing Members, enforceable against the Managing Members by the Preferred Securityholders in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the L.L.C. Agreement conforms to the description thereof in the Prospectus;

               (xi) The Guarantor Agreements have been duly authorized, executed and delivered by the Guarantor and constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Subordinated Debentures are entitled to the benefits provided by the Indenture; the Indenture has been duly qualified under the Trust Indenture Act; and the Guarantor Agreements conform to the descriptions thereof in the Prospectus;

               (xii) The Indenture has been duly authorized, validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the

          Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xiii) The issue and sale by the Company of the Shares being delivered at such Time of Delivery, the compliance by the Company with all of the provisions of this Agreement, the purchase by the Company of the Subordinated Debentures, the exchange by the Company of Subordinated Debentures held by it for Preferred Securities in connection with the conversion or exchange of the Preferred Securities for Guarantor Common Stock or Guarantor Preferred Stock, the execution, delivery and performance by the Company of the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Formation of the Company or the L.L.C. Agreement or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (xiv) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares by the Company, the purchase by the Company of the Subordinated Debentures, the exchange by the Company of Subordinated Debentures held by it for Preferred Securities in connection with the conversion or exchange of the Preferred Securities for Guarantor Common Stock or Guarantor Preferred Stock, or the consummation by the Company of the transactions contemplated herein and therein, except the registration under the Act of the Registered Securities, qualification of the Indenture under the Trust Indenture Act, registration of the Shares under the Exchange Act and listing of the Shares on the Exchange, each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as have been obtained or may be required under state securities, insurance or Blue Sky laws in connection with the purchase of the Shares and the distribution of the Shares by the Underwriters;

               (xv) The issue and sale of the Shares by the Company, the issuance by the Guarantor of the Guarantee, the issuance by the Guarantor of the Subordinated Debentures, the exchange by the Company of Subordinated Debentures held by it for Preferred Securities in connection with the conversion or exchange of the Preferred Securities for Guarantor Common Stock or Guarantor Preferred Stock, the issuance by the Guarantor of the shares of Guarantor Common Stock issuable upon conversion of the Subordinated Debentures, the issuance of the shares of Guarantor Preferred Stock issuable upon exchange of the Subordinated Debentures by the Guarantor and the deposit thereof with the Depositary, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the L.L.C. Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Amended and Restated Articles of Incorporation or Bylaws of the Guarantor or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties;

               (xvi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee, the issuance and sale of the Subordinated Debentures, the issuance of the shares of Guarantor Common Stock issuable upon conversion of the Subordinated Debentures or the issuance of the Guarantor Preferred Stock issuable upon exchange of the Subordinated Debentures or the consummation by the Guarantor of the transactions contemplated herein and therein, except the registration under the Act of the Registered Securities, qualification of the Indenture under the Trust Indenture Act, registration of the Shares under the Exchange Act and listing of the Shares on the Exchange, each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as have been obtained or may be required under state securities, insurance or Blue Sky laws in connection with the purchase of the Shares and the distribution of the Shares by the Underwriters;

               (xvii) The statements set forth in the Prospectus under the captions "Description of Securities Offered" and "Description of St. Paul Capital Stock" insofar as they constitute summaries of the terms of securities therein described are accurate, correct and fairly present the information set forth therein;

               (xviii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or contained, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

               (xix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required; and

               (xx) Neither the Company nor the Guarantor is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

     PROVIDED, that in respect of certain matters of Delaware law, such counsel shall be entitled to rely upon an opinion or opinions of Richards, Layton & Finger, Wilmington, Delaware; and PROVIDED, FURTHER, that in lieu of the delivery of the opinion set forth in paragraph (iv) of this Section 7(c) as to The John Nuveen Company, such counsel may cause James J. Wesolowski, General Counsel to The John Nuveen Company, to deliver an opinion as to such matters, dated such Time of Delivery, in form and substance satisfactory to you;


          (d) Sullivan & Cromwell, special tax counsel to the Company and the Guarantor, shall have furnished at each Time of Delivery their opinion confirming their opinion as to tax matters set forth under "Certain Federal Income Tax Considerations" in the Prospectus.

          (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (f) The Guarantor Agreements and the Certificate of Designations with respect to the Guarantor Preferred Stock shall have been executed and delivered and, in the case of such Certificate of Designations, executed and filed, in each case in a form reasonably acceptable to you;

          (g) (i) Neither the Company, the Guarantor nor any of the Principal Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any direct loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
     (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Guarantor and its subsidiaries taken as a whole (other than any change in the capital stock resulting from the exercise of stock options, the issuance of restricted shares under the Guarantor's stock option or other benefit or incentive plans maintained for its officers, directors or employees or the conversion of shares of the Guarantor's Series B Convertible Preferred Stock) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position or members' capital of the Company or the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Shares or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) On or after the date hereof there shall not have occurred any of the following: (i) any downgrading in the rating accorded the Guarantor's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, (ii) a public announcement by any such organization referred to in clause (i) that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's debt securities, (iii) a suspension or material limitation in trading in securities generally on the Exchange, (iv) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities, or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (i) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange; and

          (j) The Company and the Guarantor shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Guarantor satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
     (a) and (g) of this Section and as to such other matters as you may reasonably request.

     8. (a) The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company and the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or the Guarantor, as the case may be, for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against such indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company or the Guarantor), and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Guarantor that you have so arranged for the purchase of such Shares, or the Company or the Guarantor notifies you that it has so arranged for the purchase of such Shares, you or the Company and the Guarantor shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Guarantor to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except for the expenses to be borne by the Company and the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Shares.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Guarantor shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company or the Guarantor will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but neither the Company nor the Guarantor shall then be under any further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or the Guarantor shall be delivered or sent by mail to the address of the Guarantor set forth in the Registration Statement,
Attention: James L. Boudreau; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Guarantor and each person who controls the Company, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,


                                        ST. PAUL CAPITAL L.L.C.

                                        By: The St. Paul Companies, Inc.,
                                            as Managing Member



                                        By:______________________________
                                             Name:
                                             Title:


                                        THE ST. PAUL COMPANIES, INC.



                                        By:______________________________
                                             Name:
                                             Title:

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES, INC.



By:____________________________
        (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                                                      SCHEDULE I

                                                             Number of Optional
                                                                Shares to be
                                        Total Number of         Purchased if
                                          Firm Shares          Maximum Option
                    Underwriter         to be Purchased         Exercised
                    -----------         ---------------      ------------------
Goldman, Sachs & Co. . . . . . . .
J.P. Morgan Securities Inc.




                                        ---------------       -----------------
     Total. . . . . . . . . . . . .


                                                                         ANNEX I



     Pursuant to Section 7(d) of the Underwriting Agreement, KPMG Peat Marwick LLP shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the interim consolidated condensed balance sheets and statements of income of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's most recently filed Annual Report on Form 10-K agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and certain of its subsidiaries, inspection of the minute books of the Guarantor and certain of its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor who are responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated condensed balance sheets and related unaudited consolidated condensed statements of income, common shareholders' equity and cash flows included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets, consolidated statements of common shareholders' equity and consolidated statements of cash flows included or incorporated by reference in the Guarantor's most recently filed Annual Report on Form 10-K or the Registration Statement;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

               (C) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock of the Guarantor (other than any change in the capital stock resulting from the exercise of stock options, the issuance of restricted shares under the Guarantor's stock option or other benefit or incentive plans maintained for its officers, directors or employees or the conversion of shares of the Guarantor's Series B Convertible Preferred Stock, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term borrowings, or long-term debt of the Guarantor and its subsidiaries or any other items specified by the Underwriters, or any decreases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

               (E) at the date of the latest available incomplete unaudited consolidated condensed balance sheet of the Guarantor and subsidiaries other than Minet Group, St. Paul (UK) Ltd. and subsidiaries owned or managed by Minet Holdings PLC or St. Paul (UK) Ltd. (the "Excluded Subsidiaries") there were any decreases in total invested assets, total assets or total net assets or other items reasonably specified by the Underwriters, or any increases in any items reasonably specified by the Underwriters, in each case as compared with the amounts reflected in the incomplete unaudited consolidated condensed balance sheet at the date of the latest financial statements included or incorporated by reference in the Prospectus, except in each case for increases or decreases


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

          which the Prospectus discloses have occurred or may occur or which are described in such letter; or

               (F) for the period from the date of the latest income statement included or incorporated by reference in the Prospectus to the date of the latest available incomplete unaudited consolidated condensed income statement of the Guarantor and subsidiaries other than the Excluded Subsidiaries there were any decreases in total revenues, operating earnings from continuing operations, net income or earnings per share or other items reasonably specified by the Underwriters, or any increases in any items reasonably specified by the Underwriters, in each case as compared with the incomplete unaudited consolidated condensed income statement of the Guarantor and subsidiaries other than the Excluded Subsidiaries for the comparable period of the preceding year and with any other period of corresponding length reasonably specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.











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